Subsequent events to the reporting date	12 Months Ended
Dec. 31, 2018
Subsequent events to the reporting date
Events subsequent to the reporting date

32.   Subsequent events to the reporting date

i) Business Combination – Fibria Celulose S.A.

The Company completed the corporate reorganization process that resulted in the full control of the capital stock of Fibria, a producer of eucalyptus pulp, under the terms of the Agreement presented in note 1.1 b. i).

The corporate reorganization has as its main objective the creation of a new company, which will be a world leader in the production and sale of paper and pulp, the Company resulting from this union will have approximately 37 thousand employees (direct and third), with assets located in Brazil and in the world. In total there will be 11 industrial units, reaching 11 million tons of pulp, 1.4 million tons of paper and annual export volumes totaling R$ 18 billion.

The consideration by Fibria, defined in terms of the Agreement, is as follows:

i)      Share exchange ratio

On January 2, 2019, pursuant to Notice to Shareholders, the exchange ratio of the common shares issued by the Holding held by Fibria shareholders for shares issued by Suzano was adjusted from 0.4611 to 0.4613, the exchange ratio of 0.4613 considered as final. The adjustment in the exchange ratio, compared to the originally announced, is due to (i) a change in the total number of shares issued by Fibria ex-treasury and disregarding the shares resulting from the vesting of option plans between those in the Protocol and Justification and present date of 553,080,611 shares for 553,733,881 shares and (ii) alteration of the number of shares issued by Suzano ex-treasury and disregarding the shares resulting from the vesting of option plans between that contained in the Protocol and Justification and the present date of 1,091,984,141 shares to 1,093,784,141 shares.

As a result of this adjustment, (i) Suzano issued, as a result of the merger of the Holding, 255,437,439 new common shares in the market value of R $ 36.95 (thirty-six reais and ninety-five cents), totaling amount of R$ 9,438,413; and (ii) the amount attributed to Suzano's common share to calculate the capital gain, as disclosed in the Notice of Shareholders on November 29, 2018, increased from R$ 15.38 (fifteen reais and thirty-eight cents ) attributed to 0.4611 common share for R$ 15.39 (fifteen reais and thirty nine cents) attributed to 0.4613 common share of Suzano

ii) Cash installment

On January 10, 2019, by means of the Notice to Shareholders, the Company communicated the final value of the Adjusted Cash Portion, corresponding to the redemption value of each Holding's redeemable preferred share, originally equivalent to R$ 52.50 (fifty two reais and fifty centavos), (i) reduced by the amount of dividends declared by Fibria on December 3, 2018 and paid in Brazil on December 12, 2018 in the amount of R$ 5.03 (five reais and three cents) (ii) plus R$ 2.73 (two reais and seventy-three cents), corresponding to the variation of the average daily rate of Brazilian interbank deposits expressed as an annual percentage, based on 252 (two hundred seventy- and fifty-two) business days, calculated and disclosed daily by B3 SA - Brasil, Bolsa e Balcão ("DI Rate"), between March 15, 2018 and the Expiration Date of the Transaction (including January 2019 (including) and January 14, 2019 (inclusive), the DI Rate was estimated at 6.40% (six point forty percent) per year, with a total and final amount of R$ 50.20 (fifty reais and twenty cents) per share, making up the final amount of the Adjusted Cash Amount of R$ 27,797,440.

The amounts mentioned above are gross, not considering any tax impacts on the payment to Fibria Resident or Non-Resident Shareholders, which are detailed in the Notice to Shareholders disclosed on November 29, 2018.

Suzano conducted a preliminary valuation analysis of the fair market value of the assets of Fibria acquired and liabilities assumed. Using the full consideration for the Merger, Suzano estimated the allocations for such assets and liabilities. The following table, in millions of Reais, summarizes the allocation of the preliminary purchase price on January 3, 2019 based on Fibria's financial statements as of December 31, 2018.

	(amounts expressed
	in millions of Reais)
Cash consideration	27,797
Issuance of shares (Suzano)	9,438
Total consideration	37,235

Book value of Fibria's shareholders' equity	14,149
Elimination of the book value of existing goodwill, net of the deferred income taxes	(3,495)
Mandatory minimum dividends (Eliminated balance)	725
Book value of Fibria's shareholders' equity, net of goodwill	11,379

Adjustments to fair value
Inventories	2,179	(a)
Property, plant and equipment	9,445	(b)
Customer relationship	9,031	(c)
Port Assets	749	(d)
Possible contingent losses	(2,971)	(e)
Loans and Financing	(60)	(f)
Taxes recoverable	(236)	(g)
Other Net Assets and Liabilities	369	(h)
Deferred taxes, net	(547)	(i)

Total impact of fair value	17,959

Total preliminary goodwill	7,897
(a)	Calculated considering the balance of finished products based on selling price, net of selling expenses and an accepted margin based on the results achieved in 2018.
(b)	Determined based on the analysis of market data on comparable transactions and cost quantification, based on the estimate of replacement or replacement value of the assets.
(c)

In order to determine the fair value adjustment in the customer portfolio, the income approach and the MPEEM (Multi Period Excess Earnings Method) method were used to measure the present value of the income that will be generated during the remaining useful life of the asset. Considering the 5-year history of Fibria's sales data and the churn rate that measures customer satisfaction and customer permanence in the portfolio, the adjustment was calculated using estimated discounted cash flows.

(d)

Fibria has concession contracts and port assets to assist in port operations in Brazil. The fair value calculation of these assets was considered the income approach, the MPEEM (Multi Period Excess Earnings Method) method that measures the present value of the income that will be generated during the remaining useful life of the asset and method of direct cost differential.

(e)

At the moment, in the business combination, for the calculation of the fair value of the contingencies, whose chances of loss were considered possible and remote by Fibria's Management, the amounts indicated were considered by the Management of Suzano and its external and independent advisors based on the analyzes of Fibria's external lawyers.

(f)

Adjustment to fair value of loans and financing was calculated based on the fair value of the Bonds, based on the quotation of the security in the secondary market, and the adjustment to present value considering the market rate at the base date.

(g)	For the measurement of the fair value of the taxes to be recovered, the amount to be recovered, brought to present value considering the expected Selic rate for the same period, was considered.
(h)

In other net assets and liabilities, including supply contracts, accounts receivable and advances to suppliers, the income evaluation methodology, the present value and the direct cost differential were used.

(i)	Deferred income tax on fair value adjustments of assets in Veracel and Portocel.

The goodwill above is attributable to Fibria's strong market position and expected future profitability in negotiations in the eucalyptus pulp market.

The direct costs related to the operation, recorded directly in the income for the year, totaled approximately R$ 63,690, substantially consisting of expenses with legal fees, auditing and other consulting services.

(expressed in
millions of Reais)
Fair value
Assets
Current
Cash and cash equivalents	1,795
Financial instruments	4,316
Derivative financial instruments	211
Trade accounts receivable	1,302
Inventories	6,187
Recoverable taxes	261
Other assets	213
Total Current Assets	14,285

Non-current
Financial Investments	173
Derivative Financial Instruments	455
Recoverable taxes	988
Advances to Suppliers	604
Judicial deposits	210
Deferred taxes	1,567
Other assets	227
4,224

Investments	200
Biological assets	4,580
Property, plant and equipment	25,044
Right of Use	2,761
Intangible assets
Other intangible assets	309
Customer Portfolio	9,031
Software	21
Cultivars	143
Supplier contracts	172
Port assets	749
Added value of contracts-leases	44
Unallocated parcel-Goodwill	7,897
50,951

Total Non-current assets	55,175

Total Asset	69,460

(expressed in
millions of Reais)
Fair value
Liabilities
Current
Loans and financing	3,136
Derivative Financial Instruments	276
Lease Liabilities	349
Trade accounts payable	3,427
Payroll and charges	402
Taxes payable	129
Dividends payable	6
Other accounts payable	150
Total Current Liabilities	7,875

Non-current
Loans and financing	17,591
Lease Liabilities	2,412
Derivative Financial Instruments	126
Provision for contingencies, liquid	3,182
Deferrad taxes	558
Other accounts payable	369
Total Non-Current Liabilities	24,238

Total Liabilities	32,113

Equity
Shareholders ' equity	37,236

Non-controlling interest	111

Total equity	37,347

Total liabilities and shareholders' equity	69,460

ii)     Debenture – 7th issue.

On January 7, 2019, the Company issued R$ 4,000,000 in 7th issue, single series, non-convertible debentures with maturing in January, 2020 with interest rate from 103% to 112% of CDI.

iii) Senior Notes ("Notes 2029")

On January 29, 2019, the Company reopened Senior Notes 2029 with the additional issuance of debt securities in the amount of US$ 750,000 (equivalent to R$ 2.8 billion). The notes mature in January 2029 and were issued with interest of 5.465% per annum, which will be paid semi-annually.

iv) Expert prepayment contracts (“EPP”)

On February 25, 2019, Suzano entered into an expert prepayment agreement in the amount of R$ 738.8 million, with annum interest payment of 8.35% p.a. and maturing in 2024.

v) BNDES lines – Amortization

On March 15, 2019, Suzano performed the extraordinary amortization of R$ 299.7 million in BNDES lines, comprising the portion to be amortized plus the corresponding remuneration on the amortization date.

vi) Debenture - 7th issue – partial extraordinary amortization

On March 27, 2019, the Company performed the partial optional extraordinary amortization over the balance of the face value per unit of the debentures of the 7th issuance, single series, non-convertible into shares, in the amount of R$ 2,056,173. This extraordinary amortization is in line with the responsible liability management of the Company and its market positioning.

vii) Approval of the merger of Fibria

On April 1, 2019, the Company approved in the Extraordinary Shareholders Meeting of the Company the merger of Fibria, wholly owned subsidiary of the Company, with the transfer of all of its equity to the Company and its consequent winding up ("Merger"), provided that the share capital of the Company will not change due to the Merger. As a result of the Merger, the Company will succeed Fibria in all of its rights and obligations.